                                                                Exhibit 99.10(b)


                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

     That I, Franklin E. Agnew, of Pittsburgh, Pennsylvania, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 24/th/ day of January, 2001.


                                                  /s/ Franklin E. Agnew

State of Pennsylvania

County of Allegheny


     On this 24/th/ day of January, 2001, before me personally appeared Franklin
E. Agnew, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.


                                                  /s/ Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

     That I, Frederic K. Becker of Short Hills, New Jersey, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 23/rd/ day of January, 2001.


                                                  /s/ Frederic K. Becker

State of New Jersey

County of Middlesex


     On this 23/rd/ day of January, 2001, before me personally appeared Frederic
K. Becker, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.


                                                  /s/ Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

     That I, Allan D. Gilmour, of Birmingham, Michigan, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 24/th/ day of January, 2001.


                                                  /s/ Allan D. Gilmour

State of Michigan

County of Wayne


     On this 24/th/ day of January, 2001, before me personally appeared Allan D. Gilmour, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.


                                                  /s/ Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

     That I, William H. Gray III, of Vienna, Virginia, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 24/th/ day of January, 2001.


                                                  /s/ William H. Gray, III

State of Virginia

County of Fairfax


     On this 24/th/ day of January, 2001, before me personally appeared William
H. Gray, III, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.


                                                  /s/ Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

     That I, Jon F. Hanson, of Far Hills, New Jersey, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 23/rd/ day of January, 2001.


                                                  /s/ Jon F. Hanson

State of New Jersey

County of Bergen


     On this 23/rd/ day of January, 2001, before me personally appeared Jon F. Hanson, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.


                                                  /s/ Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

     That I, Glen H. Hiner, of Toledo, Ohio, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN
E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 24/th/ day of January, 2001.


                                                  /s/ Glen H. Hiner

State of Ohio

County of Lucas


     On this 24/th/ day of January, 2001, before me personally appeared Glen H. Hiner to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.


                                                  /s/ Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

     That I, Arthur F. Ryan, of Mendham, New Jersey, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 23/rd/ day of January, 2001.


                                                  /s/ Arthur F. Ryan

State of New Jersey

County of Essex


     On this 23/rd/ day of January, 2001, before me personally appeared Arthur
F. Ryan, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.


                                                  /s/ Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

     That I, James A. Unruh, of Paradise Valley, Arizona, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 25/th/ day of January, 2001.


                                                  /s/ James A. Unruh

State of Arizona

County of Maricopa


     On this 25/th/ day of January, 2001, before me personally appeared James A. Unruh, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.


                                                  /s/ Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

     That I, P. Roy Vagelos, Far Hills, New Jersey, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 25/th/ day of January, 2001.


                                                  /s/ P. Roy Vagelos

State of New Jersey

County of Somerset


     On this 25/th/ day of January, 2001, before me personally appeared P. Roy Vagelos, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.


                                                  /s/ Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

     That I, Stanley C. Van Ness, of Manasquan, New Jersey, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 24/th/ day of January, 2001.


                                                  /s/ Stanley C. Van Ness

State of New Jersey

County of Essex


     On this 24/th/ day of January, 2001, before me personally appeared  Stanley
C. Van Ness, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.


                                                  /s/ Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

     That I, Paul A. Volcker, of New York, New York, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 24/th/ day of January, 2001.


                                                  /s/ Paul A. Volcker

State of New York

County of New York


     On this 24/th/ day of January, 2001, before me personally appeared Paul A. Volcker, known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.


                                                  /s/ Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

     That I, RICHARD J. CARBONE, of Newark, New Jersey, Senior Vice President & Chief Financial Officer of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hand this 19/th/ day of December, 2000.

                                                  /s/ Richard J. Carbone


State of New Jersey

County of Essex


     On this 19/th/ day of December, 2000, before me personally appeared Richard
J. Carbone, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that he executed the same.


                                                  /s/ Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

     That I, ANTHONY S. PISZEL, of Cedar Grove, New Jersey, Senior Vice President & Comptroller of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hand this 27/th/ day of December, 2000.

                                                  /s/ Anthony S. Piszel


State of New Jersey

County of Essex


     On this 27/th/ day of December, 2000, before me personally appeared Anthony
S. Piszel, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that he executed the same.


                                                  /s/ Notary Public